UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 30, 2004

St. Joseph, Inc.

(Exact name of registrant as specified in its chapter

Colorado	0-49936	CH47-0844532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4870 S. Lewis, Suite 250 Tulsa, OK	74105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (918) 742-1888

St. Joseph Energy, Inc.

(Former name or former address, if changed since last report)

page

Item 1.	Changes in Control of Registrant.

In November of 2003 John H. Simmons acquired 1,000,000 shares of the Company's $0.001 par value common stock from two individuals; David Johnson, a former officer and director of the Company, who sold John H. Simmons 800,000 shares, at $0.15 per share, for a total consideration of $120,000.00, and Kenneth Johnson, a current officer and director of the Company, who sold John H. Simmons 200,000 shares, at $0.15 per share, for a total consideration of $30,000.00. John H. Simmons paid for these shares out of personal funds.

On November 4, 2003, John H. Simmons, the Company's President, acquired 1,250,000 shares of the Company's common stock from the Company as a result of the exercise of an option for 1,250,000 shares of common stock, that were granted to John H. Simmons on October 27, 2003. The options were to be exercised upon the condition that John H. Simmons would be able to identify an acquisition or merger candidate for the Company. On November 14, 2003, the Company entered into a Letter of Intent to acquire all of the issued and outstanding shares of Staf*Tek Services, Inc. The Letter of Intent triggered the exercise of the option. On the same date, John H. Simmons, exercised the option at $0.005 per share and acquired the 1,250,000 shares from the Company for consideration of $6,250.00. The Company's common stock had no publicly traded market value on the date of the grant of the option. The weighted average exercise price and weighted average fair value of these options, as of December 31, 2003 was $0.005 and $-0-, respectively. Mr. Simmons currently owns options to purchase an additional 2,000,000 shares of the Company's common stock at an exercise price of $0.10 per share.

In January of 2004, Mr. Simmons sold 1,125,000 common shares to an individual, Mr. David William Dean Core. Mr. Simmons currently beneficially directly owns 1,125,000 shares of the Company's common stock for a 25.05% controlling equity interest in the Company.

On January 12, 2004, Mr. David William Dean Core, purchased from an individual, John H. Simmons, 1,125,000 shares of the Company's common stock at $0.136 per share, for a total consideration of $153,125.00. Mr. Core beneficially directly owns a 25.05% controlling interest in the Company.

On February 24, 2004, Ms. Kimberly Samon, a director in the Company, purchased from an individual, Linda Allison, 10,000 shares of the Company's common stock. Ms. Samon only beneficially directly owns a 0.02% equity interest in the company; however, as a director, she is considered a control person. Ms. Samon paid $0.50 per share for a total consideration of $5,000. Ms. Samon currently owns options to purchase an additional 100,000 shares of the Company's common stock at an exercise price of $0.10 per share.

For biographical information on these new control persons, see "ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT" of the Company's Form 10-KSB filing for the period ended December 31, 2003, herein attached and referenced to as "Exhibit A".

There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

Item 2.	Acquisition or Disposition of Assets.

On December 2, 2003, the Company entered into an Agreement of Exchange and Purchase and Sale (the "Agreement") with Staf*Tek Services, Inc. ("Staf*Tek"), an Oklahoma corporation. Staf*Tek was organized as an Oklahoma corporation on January 2, 1997. The purchase of Staf*Tek by the Company took place on December 2, 2003 and the acquisition closed on January 2, 2004 at which time Staf*Tek became a wholly owned subsidiary of St. Joseph. A copy of the Agreement of Share Exchange and Purchase and Sale is herein attached and referenced to as "Exhibit B".

Pursuant to the terms of the Agreement, the Company acquired 100 percent of the issued and outstanding shares of Staf*Tek's common stock in exchange for (1) 380,500 shares of the Company's $.001 par value convertible preferred stock; (2) 219,500 shares of the Company's $.001 par value common stock; and (3) $200,000 in cash. The Company's convertible preferred stock has a face value of $3.00 per share with a yield of 6.75 percent dividend per annum, which is paid quarterly on a calendar basis for a period of five (5) years. The Company paid $6,122 in preferred stock dividends as of December 31, 2003 and $19,552 in preferred stock dividends as of March 31, 2004. The convertible preferred stock may be converted to the Company's common stock at the rate of one share of convertible preferred stock for one share of common stock at any time by the shareholder. The convertible preferred stock can be called for redemption by the Company no sooner than two (2) years after the date of issuance, and only if the Company's common stock is trading on a recognized United States stock exchange for a period of no less than thirty consecutive trading days at a market value of $5.00 or more per share. As of March 1, 2004, the Company had paid the $200,000 cash owed under the terms of the Agreement.

Staf*Tek specializes in the recruiting and placement of professional technical personnel on a temporary and permanent basis. Staf*Tek provides Information Technology employees in areas ranging from multiple platform systems integration to end-user support, including specialists in programming, networking, systems integration, database design and help desk support. Staf*Tek's candidate databases concerning Information Technology (IT) experience, skills, and performance are continually being updated regarding new referrals and existing candidates. Staf*Tek's contract services are performed by a nucleus of both permanent and temporary professionals. Staf*Tek responds to a broad range of assignments from technical one-person assignments to major projects including, but not limited to: Internet/Intranet Development, Desktop Applications Development, Project Management and Completion, Enterprise Systems Development, SAP Implementation and Legacy MainFrame Projects. Staf*Tek also provides computer training, online assessments and certification at its web-site www.staftek.com through Get Smart Online. The Get Smart Online technology provides anyone with internet access the opportunity to get tested and certified in over fifty (50) Information Technology skill sets.

St. Joseph's management now consists of designees from both the Company and Staf*Tek as follows:
Name	Age	Office
John H. Simmons Kenneth L. Johnson Bruce Schriener Kimberly A. Samon Dr. Milton S. Harbuck, D. D. S. Jerry A. Malone Gerald McIlhargey	51 44 49 36 75 64 56	President/CEO/Director Secretary-Treasurer/Director Director Director Director Director Director

Biographies of the Executive Officers and Directors are incorporated by reference in the Company's Form 10-KSB filing for the period ended December 31, 2003, herein attached as "Exhibit A".

Item 5.	Other Events.

On November 6, 2003, St. Joseph Energy, Inc. filed with the Colorado Secretary of State, Articles of Amendment to the Articles of Incorporation pursuant to the Colorado Business Corporation Act to change the name of the Corporation from St. Joseph Energy, Inc. to St. Joseph, Inc. A copy of the Certificate of Amendment to Articles of Incorporation has been incorporated by reference as Exhibit 3(iv) in the Company's Form 10-KSB filing for the period ended December 31, 2003, herein attached as "Exhibit A".

Related to the purchase of Staf*Tek, the Company has relocated its corporate offices from 906 East 7th Street, Hastings, NE 68901, to 4870 S. Lewis, Suite 250, Tulsa, OK 74105.

Item 7.	Financial Statements and Exhibits

The Company's consolidated financial statements and Staf*Tek's financial statements are incorporated by reference in the Company's Form 10-KSB filing for the period ended December 31, 2003, herein attached as "Exhibit A".

Exhibit	Description

"A"	St. Joseph Form 10-KSB for the period ending December 31, 2003
"B"	Agreement of Share Exchange and Purchase and Sale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

St. Joseph, Inc.

(Registrant)

/s/John H. Simmons

(Signature)*

Date: April 30, 2004

*Print name and title of the signing officer under his signature.